Long-Term Debt	6 Months Ended
Jun. 30, 2015
Long-Term Debt [Abstract]
Long-Term Debt
9. Long-Term Debt

Debt	December 31, 2014	June 30, 2015
Loan and credit Facilities	$205,778,738	$194,702,076
Senior unsecured notes due 2021	25,000,000	25,000,000
Total long-term debt	230,778,738	219,702,076
Less: related deferred financing costs	4,360,951	4,086,601
Total long-term debt, net of deferred financing costs	226,417,787	215,615,475
Less: long-term debt associated with assets held for sale	-	58,828,800
Less: current portion of long-term debt, net of deferred financing costs, current	19,991,791	156,786,675
Long-term debt, net of current portion and deferred financing costs, non-current	$206,425,996	$-

The loan and credit facilities are secured by first-priority mortgages on all the vessels described in Note 1.

Details of the loan and credit facilities as of December 31, 2014 are discussed in Note 9 of the Company's consolidated financial statements for the year ended December 31, 2014 included in the Company's Annual Report.

On March 27, 2015, the Company entered into a loan supplemental agreement and agreed to amended terms with Unicredit Bank AG, including the deferral of one and a portion of five of its scheduled quarterly installments due in the second quarter of 2015 through the third quarter of 2016. The deferred amounts will be settled along with the balloon installment. In addition, the then pledged cash under the respective loan agreement was agreed to be utilized against the next principal payments until the final installment on the maturity of the loan. The bank also agreed to waive the minimum liquid assets and the security cover ratio covenants until the final maturity of the loan.

On May 13, 2015, the Company entered into an amending and restating agreement with Commerzbank AG, and agreed to defer a portion of its four scheduled quarterly installments due in 2015, and to waive the application of the financial and security cover ratio covenants contained in the facility, effective from December 31, 2014 until December 31, 2015. The deferred amounts will be settled along with the balloon installment. For any amounts deferred, the applicable margin will be 4.5%. The Company also agreed to a $3,000,000 partial prepayment by using the then pledged cash, a portion of which was prepaid in the first quarter of 2015, while the balance was paid upon signing the final documentation in May 2015.

On May 28, 2015, the Company agreed with Bank of Ireland to defer 50% of the quarterly installments due in 2015 and to waive the financial and security cover ratio covenants contained in the facility, effective from January 1, 2015 until March 31, 2016. The deferred amounts will be settled along with the balloon installment.

In June 2015, HSBC Bank Plc agreed to waive the minimum market value adjusted net worth and the security cover ratio covenants for the test period ending March 31, 2015.

On May 29, 2015, the syndicate led by Nordea Bank Finland Plc agreed to reduce the threshold of the security cover ratio covenant from 135% to 110%, effective from January 1, 2015 until March 31, 2015. The syndicate also agreed that any breach of the financial covenants contained in the respective facility for the test period ending March 31, 2015, shall not be deemed as an event of default. In addition, on July 31, 2015, the Company entered into a loan supplemental agreement and agreed, subject to certain conditions, to amended terms with the syndicate led by Nordea Bank Finland Plc, including the deferral of one and a portion of two of its scheduled quarterly installments due in the third quarter of 2015 through the first quarter of 2016. The deferred amounts will be settled along with the balloon installment. The Company also agreed to cancel the available borrowing capacity of up to $78,000,000 with respect to the undrawn portion of the facility for the partial financing of its outstanding newbuilding contracts. In addition, effective from April 1, 2015 until March 31, 2016, the syndicate agreed to waive the application of the ratio of market value adjusted shareholders' equity to the market value adjusted total assets, to amend the definition of the minimum working capital requirement to include only the trade working capital, to amend the definition of the minimum liquidity requirement to be equal to or greater than $250,000 per vessel owned, and to reduce the threshold of the security cover ratio covenant from 135% to 105%.

On July 27, 2015, following the sale of all of the issued and registered shares of the vessel-owning subsidiaries of the M/V Dream Seas, M/V Gentle Seas, M/V Peaceful Seas and M/V Friendly Seas to an entity controlled by Mr. Michael Bodouroglou as discussed in Note 7, the Company proceeded with the extinguishment of the then outstanding indebtedness with HSBC Bank Plc and HSH Nordbank AG, amounting to $56,436,400 in the aggregate.

Following the cancellation of the undrawn portion of the syndicated loan led by Nordea Bank Finland Plc and the extinguishment of the loans with HSBC Bank Plc and HSH Nordbank AG discussed above, the Company proceeded with the write-off of the unamortized financing costs of the respective facilities of $1,716,618, which will be recorded in the third quarter of 2015.

As of June 30, 2015, the Company had no unused facility available to be drawn down with respect to its loan and credit facilities.

As of June 30, 2015, the Company was not in compliance with the minimum liquid assets, the minimum market value adjusted net worth, the maximum leverage ratio, the minimum equity ratio, the minimum working capital and the security cover ratio covenants contained in three of its loan and credit facilities. The respective breaches were subsequently cured as the Company either extinguished the affected debt or obtained waivers and amendments for the affected covenants as of June 30, 2015, as discussed above.

Given the current drybulk charter rates, it is probable that the Company will not be in compliance with several financial and security cover ratio covenants contained in certain of its loan and credit facilities on the applicable measurement dates in 2016. As a result of the cross default provisions included in the Company's debt agreements, actual breaches existing under its debt agreements could result in defaults under all of the Company's debt and the acceleration of such debt by its lenders. Thus, as of June 30, 2015, the Company has classified its long-term debt, net of deferred financing costs, as current, along with the associated restricted cash and interest rate swap assets and liabilities, as discussed in Note 3. Furthermore, based on the Company's cash flow projections and following the cancellation of the debt financing relating to the Company's newbuilding vessels as discussed above, cash on hand and cash provided by operating activities will not be sufficient to cover the liquidity needs that become due in the twelve-month period ending June 30, 2016.

The Company is planning to further negotiate with its lenders to extend the existing waivers of the affected covenants. The Company is also exploring several alternatives aiming to manage its working capital requirements and other commitments if current drybulk charter rates remain at today's low levels, including additional bank debt, future equity offerings and potential sale of assets.